EXHIBIT  10.38
                               CONSULTING  AGREEMENT


     This Consulting Agreement ("Agreement") is entered into as of May 10, 1999 by and between Nettaxi, Inc. (the"Company") of 2165 S. Bascom Ave., Campbell, California 95008 and Fontenelle LLC ("Consultant") having a place of business at 345 North Maple Drive, Suite 358, Beverly Hills, California 90210.

                                     RECITALS
                                     --------

     A. The Company is in the business of providing entertainment, education and information services over the World Wide Web through its Internet Website at www.nettaxi.com.

     B. Consultant has certain skills, experience and abilities with respect to the Company's business.

     C. The Company desires to retain Consultant as an independent contractor to perform consulting services (the "Services") for the Company from time to time and Consultant is willing to perform such services, on the basis set forth more fully below.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises contained herein, the Company and Consultant agree as follows:

     1.     Services.  Consultant  agrees  to  perform the Services described in
            --------
mutually agreed upon Project Assignment attached hereto in a workmanlike manner according to the schedule of work set forth therein. A copy of the form of Project Assignment is attached hereto as Exhibit A ("Project Assignment").
                                               ---------
Consultant agrees that the terms of this Agreement will apply to all services performed by Consultant for the Company even if a Project Assignment form has not been completed for a special assignment.

     2.     Payment  for Services.  The Company shall pay Consultant the fee set
            ---------------------
forth in the Project Assignment for the performance of the Services, together with reimbursement for Consultant's direct costs, as provided therein.

     3.     Relationship  of  Parties.  Consultant  shall  perform  the Services
            -------------------------
under the general direction of the Company and agrees to devote his or her best efforts to the Services and to the reasonable satisfaction of the Company.
Notwithstanding, Consultant shall determine, in Consultant's sole discretion, the manner and means by which the Services are accomplished, subject to the express condition that Consultant shall at all times comply with applicable law. Consultant is an independent contractor and Consultant is not an agent or employee of the Company, and has no authority whatsoever to bind the Company by contract or otherwise.

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     4.     Company  Rules.  Consultant shall observe the working hours, working
            --------------
rules and holiday schedules of the Company while working on the Company's premises.

     5.     Taxes  and  Benefits.  Consultant  acknowledges  and  agrees that it
            --------------------
shall be the obligation of Consultant to report as income all compensation received by Consultant pursuant to this Agreement and Consultant agrees to indemnify the Company and hold it harmless to the extent of any obligation imposed on the Company to pay any taxes or insurance, including without limitation, withholding taxes, social security, unemployment, or disability insurance, including interest and penalties thereon, in connection with any payments made to Consultant by the Company pursuant to this Agreement.

     6.     Inventions.  All inventions, discoveries, concepts and ideas whether
            ----------
patentable or not, including but not limited to hardware, software, processes, methods, techniques as well as improvements thereto conceived, made, conceived or developed by Consultant and its agents, alone or with others, which (i) directly relate to or reference to the services of the Company; or (ii) which Consultant or its agents may receive from the Company while performing the Services (collectively referred to as "Developments"). Consultant hereby assigns his or her entire right, title and interest in and to all such Developments and any intellectual property rights arising therefrom. Consultant shall further cooperate with the Company in connection with any applications, filings or documents prepared and or filed related to the Developments. However, the Company shall have no rights to any products or information owned or developed by Consultant or its suppliers prior to the execution of this Agreement or modifications to such products or information in connection with the Project Assignment.

     7.     Confidentiality.  Consultant  and  its  agents  agree  to  hold  the
            ---------------
Company's Confidential Information in strict confidence and not to disclose such Confidential Information to any third parties. Consultant and its agents further agree to deliver promptly all written Confidential Information in Consultant's or its agents possession to the Company at any time upon the Company's request. For purposes hereof, "Confidential Information" shall include all confidential and proprietary information disclosed by the Company including but not limited to software source code, technical and business information relating to the Company's current and proposed products, research and development, production, manufacturing and engineering processes, costs, profit or margin information, finances, customers, suppliers, marketing and production, personnel and future business plans. "Confidential Information" also includes proprietary or confidential information of any third party who may disclose such information to the Company or Consultant and its agents in the course of the Company's business. In such case, Consultant must be aware from the content of the disclosure or notice by the Company or request of the third party that such information is Confidential. The above obligations shall not apply to Confidential Information which is already known to the Consultant or its agents at the time it is disclosed, or which before being divulged either
(a) has become publicly known through no wrongful act of the Consultant or its agents; (b) has been rightfully received from a third party without restriction on disclosure and without breach of this Agreement or other Agreements entered into by the Company; (c) has been independently developed by the Consultant or its agents; (d) has been approved for release by written authorization of the Company; (e) has been disclosed pursuant to a requirement of a governmental agency or of law.

     8.     Non-Solicitation.  Consultant  shall  not  for a period of two years
            ----------------
after the termination of his Services for whatever reason, solicit for hire, or hire any employee of the Company, or any person who was employed by the Company at any time within six months of the termination of Consultant's Services with the Company, to work for Consultant or any other person or entity.

     9.     Termination.  This  Agreement  shall  commence  on  the  date  first
            -----------
written below and shall continue for a period of two (2) years or until terminated as follows:

          (a) Either party may terminate the Agreement in the event of a breach by the other party of any of its obligations contained herein if such breach continues uncured for a period of ten (10) days after written notice of such breach to the other party;

          (b) Either party may terminate this Agreement upon written notice to the other party if either party is adjudicated bankrupt, files a voluntary petition of bankruptcy, makes a general assignment for the benefit of creditors, is unable to meet its obligations in the normal course of business as they fall due or if a receiver is appointed on account of insolvency;

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          (c)  Nettaxi may terminate this Agreement for its convenience upon ten
(10)  days  written  notice  to  Consultant.

          Upon the termination of this Agreement for any reason, each party shall be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that any termination shall not relieve Consultant or the Company of their obligations under Paragraph 5
                                                                     -----------
("Taxes  and  Benefits"),  Paragraph  6  ("Inventions"),  Paragraph
                           ------------                   ---------
7("Confidentiality"),  Paragraph  8  ("Non-Solicitation")  and  Paragraph  10
                       ------------                             -------------
("General"), nor shall any such termination relieve Consultant or the Company from any liability arising from any breach of this Agreement. In addition, any security card keys for the Company's facilities issued to Consultant during Consultant's tenure at the Company shall be relinquished immediately upon termination.

     10.     General.
             -------

          (a)  Pre-Existing  Obligations.  Consultant  represents  and  warrants
               -------------------------
that Consultant is not under any pre-existing obligation or obligations inconsistent with the provisions of this Agreement.

          (b)  Assignment.  The  rights  and  liabilities  of the parties hereto
               ----------
shall bind and inure to the benefit of their respective successors, executors and administrators, as the case may be, provided that, as the Company has contracted for Consultant's services, Consultant may not assign or delegate its obligations under this Agreement either in whole or in part without the prior written consent of the Company.

          (c)  Equitable  Relief.  Because  the Services are personal and unique
               -----------------
and because Consultant shall have access to and become acquainted with the Confidential Information of the Company, Consultant agrees that the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or any other equitable relief without prejudice to any other rights and remedies that the Company may have for the breach of this Agreement.

          (d)  Attorney's  Fees.  If any action at law or in equity is necessary
               ----------------
to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

          (e)  Governing Law; Severability.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of California as such laws are applied to Agreements to be entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Conventions on Contracts for the International Sale of Goods is specifically excluded in its entirety from application to this Agreement. If any provision of this Agreement is for any reason found by a court of competent jurisdiction to be unenforceable, the remainder of this Agreement shall continue in full force and effect.

          (f)     Counterpart.   This Agreement may be executed in counterparts,
                  -----------
each of which shall constitute an original and all of which shall be one and the same instrument.

          (g)     Complete  Understanding  Modification.  This  Agreement
                  -------------------------------------
constitutes the full and complete understanding and Agreement of the parties hereto and supersedes all prior understandings and agreements. Any waiver, modification or amendment of any provision of this Agreement shall be effective only in writing and signed by the parties thereto.

          (h)     Waiver.  The  failure  of  either  party to insist upon strict
                  ------
compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time be deemed a waiver or relinquishment of that right or power for all or any other time.

          (i)     Incorporation  by Reference.   Any exhibits referred to within
                  ---------------------------
this Agreement shall be considered as incorporated into, and part of, this Agreement.

          (j)     Notices.  Any notices required or permitted hereunder shall be
                  -------
given to the appropriate party at the address specified below or at such other address as the party shall specify in writing and shall be by personal delivery, facsimile transmission or certified or registered mail. Such notice shall be deemed given upon personal delivery to the appropriate address or upon receipt of electronic transmission or, if sent by certified or registered mail, three days after the date of the mailing.

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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date  written  below.


THE  COMPANY:                 NETTAXI,  INC.

                              By:  /s/  Robert  A.  Rositano,  Jr.
                              ------------------------------------
                              Robert  A.  Rositano,  Jr.,  Secretary


CONSULTANT:                   FONTENELLE  LLC


                              By:  /s/  Steven  Antebi
                              ------------------------
                              Steven  Antebi,  Manager

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                                    EXHIBIT A
                                    ---------

                             Project Assignment # 1
              under Consultant Agreement, dated as of May 10, 1999

Duties: Consultant shall render such services as the Company may from time to time request in connection with the financial planning, capital structure, development of a business plan and the evaluation of financing alternatives and including without limiting the foregoing:

     (1) advising the Company regarding the existing and possible alternative financial structures of the Company;

     (2) advising the Company regarding the formulation of business and financing goals and plans;

     (3) advising the Company concerning strategic issues, including alliance partnerships and joint ventures;

     (4) advising the Company concerning short and long range financial planning;

     (5)  exposing the Company to business opportunities;

     (6) advising the Company regarding the implementation of the Company's goals and plans.

Schedule: The work will commence on the date of this Agreement (the "Commencement Date") and shall be effective for a period of thirty (30) months.

Fee: As compensation for Consultant's Services to the Company, Consultant shall receive fully vested options (the "Options") to purchase up to one hundred and fifty thousand (150,000) shares of the Common Stock of the Company under the Company's stock option plan. The exercise price for the Options shall be $14.875 dollars per share. The options shall have certain "piggy back" registration rights as more fully set forth in the option agreement.

Reimbursement of Costs: The Company shall reimburse Consultant for the following, as approved in advance by the Company: (i) outside services at cost;
(ii)  direct  charges  at  cost;  (iii)  travel  and  subsistence  at  cost.

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